Calvert

Investments that make a difference(registered trademark)

September 30, 2002

Annual Report

Calvert Cash Reserves Institutional Prime Fund

Table of Contents

Shareholder Letter	2
Independent Auditors' Report	4
Statement of Net Assets	5
Statement of Operations	8
Statements of Changes in Net Assets	9
Notes to Financial Statements	10
Financial Highlights	13
Explanation of Financial Tables	14
Trustee and Officer Information Table	15

Dear Shareholders:

For the year ended September 30, 2002, the fund shares returned 2.03%, outperforming the 1.74% for the Lipper Institutional Money Market Funds Average.

Investment Climate

Pessimism about corporate America and the economy has led to lower stock prices and a slowdown in economic activity. Economists are cutting projections for Gross Domestic Product (GDP) growth to 2-3% in 2002 and there is talk of a double-dip recession, something not seen since the early 1980s.

The current state of the markets reflects investor dissatisfaction with the response of U.S. politicians to the scandals in corporate accounting and governance. On the international front, overseas investors appear uneasy with U.S. policies as well and have reduced their purchases of U.S. assets, resulting in a falling dollar. Interest rates for government bonds and mortgages have fallen to 35- to-45 year lows. For example, 30-year fixed-rate mortgages now reflect levels last seen in the late 1960s.

At the end of the first quarter, consensus was that the Fed funds rate would be over 3% by year-end. At the end of the third quarter expectations were for another quarter-point cut (i.e., 1.50% Fed funds rate) over the next few months. In March, forecasters looked for a more robust economy compared to today's projected 2-3% GDP growth rate. So, we can see the consensus view has swung between extremes just over the last six months. This clearly illustrates the dangers of blindly following consensus opinion.

At the September 16th meeting, the Federal Open Market Commitee (FOMC) kept the target Fed funds rate unchanged at 1.75% and restated that the risks to the economy "are weighted mainly toward conditions that may generate economic weakness." The FOMC repeated that monetary policy was "accommodative" and, combined with good growth in productivity "should be sufficient to foster an improving business climate."  However, the FOMC added that there is "considerable uncertainty" about how strong and how fast a recovery we will see partly because of "emergence of heightened geopolitical risks."

The FOMC statement recognizes explicitly the economic risk in war with Iraq and how uncertainty about the situation is having an effect on economic and financial market sectors. Two of the members of the FOMC dissented from the decision to hold policy unchanged. We may hear talk of a possible FOMC move prior to the November 6 meeting, but an intermeeting move is highly unlikely unless there is a severe financial markets crisis or some shock that might panic the markets and/or tip the economy into another recession.

Strategy

Given the current environment of low consumer confidence and deteriorating credit quality, our goal was to focus on liquidity and credit quality. Therefore, we purchased high quality securities with maturities of seven days or less rather than longer-term corporate money market offerings. To accomplish this goal, we increased the percentage of variable rate demand notes (VRDN's). When the FOMC begins to raise rates, the VRDN's yields will reset very quickly, as they are based on money market indices which reflect the current Fed funds rate. In addition, we have maintained a high percentage of U.S. Government agency securities to uphold superior credit quality.

Outlook

CAMCO has held to a steady view that the Fed was likely to remain on the sidelines this year. We've been expecting a weak recovery, but not looking for a slide into an early-1980s style double-dip recession or a scary, Japan-like protracted period of poor growth. The recession of 2001 was very subdued--tying with the 1969-70 recession as the mildest postwar recession on record. In fact, last year's recession was less than half as deep as the 1990-91 recession and only about one-quarter as bad as the average contraction seen in the three recessions between 1973 and 1982. So it is not surprising that a mild recession equates to a mild recovery. When we factor in the substantial fallout from the bubble in the technology, media, and telecommunications areas, we can probably expect anemic economic growth for a while. We might see another quarter of economic contraction, but we think the recovery will move along slowly.

Since the close of the period discussed above, the Federal Open Market Committee met on November 6, 2002 and decided to lower its target for the Federal funds rate by 50 basis points to 1 1/4 percent. In a related action, the Board of Governors approved a 50 basis point reduction in the discount rate to 3/4 percent. The FMOC release stated, "The Committee continues to believe that an accommodative stance of monetary policy, coupled with still-robust underlying growth in productivity, is providing important ongoing support to economic activity. However, incoming economic data have tended to confirm that greater uncertainty, in part attributable to heightened geopolitical risks, is currently inhibiting spending, production, and employment. Inflation and inflation expectations remain well contained."

Sincerely,

/s/ Thomas A. Dailey	/s/ Barbara J. Krumsiek
Thomas A. Dailey	Barbara J. Krumsiek
Portfolio Manager	President and CEO

November 7, 2002

Independent Auditors' Report

To the Board of Trustees and Shareholders of the Calvert Cash Reserves Institutional Prime Fund:

We have audited the accompanying statement of net assets of Calvert Cash Reserves Institutional Prime Fund (the "Fund") the sole series of Calvert Cash Reserves, as of September 30, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial statements and financial highlights for the periods presented through September 30, 2001 of the Fund were audited by other auditors, whose report dated November 16, 2001 expressed an unqualified opinion thereon.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Cash Reserves Institutional Prime Fund as of September 30, 2002, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

November 15, 2002

STATEMENT OF NET ASSETS

September 30, 2002

	Principal
Taxable Variable Rate Demand Notes - 78.5%	Amount	Value
550 West 14th Place Revenue, 1.87%, 2/1/29, LOC: Harris Trust	$3,820,000	$3,820,000
Alabama State IDA Revenue, 1.85%, 12/1/19, LOC: Bank of America	540,000	540,000
Alabama State Incentives Financing Authority, 1.85%, 10/1/29, BPA: SouthTrust Bank, AL,
AMBAC Insured	2,125,000	2,125,000
Alaska Housing Finance Corp.:
1.85%, 12/1/32, TOA: MBIA Insured	8,880,000	8,880,000
1.88%, 12/1/32, TOA: MBIA Insured	3,000,000	3,000,000
American Buildings Co. Revenue, 1.85%, 8/1/20, LOC: Canadian Imperial	2,500,000	2,500,000
American Healthcare Funding LLC, 1.95%, 5/1/27, LOC: LaSalle Bank	2,175,000	2,175,000
Antigo Wisconsin IDA Revenue, 2.10%, 12/1/18, LOC: U.S. Bank, N.A.	2,600,000	2,600,000
Babylon NY IDA Revenue, 2.45%, 12/1/21, LOC: Wells Fargo Bank, N.A.	2,200,000	2,200,000
Baltimore Maryland Project Revenue, 1.85%, 7/1/32, BPA: Dexia Credit Local, FGIC Insured	10,000,000	10,000,000
Berks County Pennsylvania IDA Revenue, 1.96%, 6/1/15, LOC: Wachovia Bank, N.A.	1,785,000	1,785,000
BJS Family LP, 1.85%, 5/1/15, LOC: SunTrust Bank	3,340,000	3,340,000
California Housing Finance Agency Revenue, 1.73%, 8/1/29, BPA: Bank of America,
AMBAC Insured	945,000	945,000
California Pollution Control Financing Authority Solid Waste Disposal Revenue, 2.05%, 6/1/14,
LOC: Comerica Bank	1,490,000	1,490,000
Chatham Centre LLC, 2.00%, 4/1/22, LOC: Bank of North Georgia	3,960,000	3,960,000
Columbia County Georgia IDA Revenue, 1.85%, 3/1/10, LOC: SunTrust Bank	1,100,000	1,100,000
Columbus Georgia Development Authority Revenue, 2.00%, 12/1/19, LOC: Bank of Nova Scotia	11,900,000	11,900,000
Coughlin Family Properties of Circleville LLC, 1.90%, 3/1/20, LOC: Fifth Third Bank	1,425,000	1,425,000
David Lipscomb University Tennessee Revenue, 1.85%, 10/1/19, LOC: SunTrust Bank	1,400,000	1,400,000
Dayton Wheel Concepts Inc., 2.02%, 5/1/24, LOC: National City Bank	3,000,000	3,000,000
Four Fishers LLC, 1.91%, 4/1/24, LOC: Standard Federal Bank N.A.	6,255,000	6,255,000
Grove City Church of Nazarene, 1.98%, 2/1/24, LOC: National City Bank	5,000,000	5,000,000
Harter Lincoln Mercury LLC, 2.11%, 12/1/21, LOC: Regions Bank	4,690,000	4,690,000
Holland Board of Public Works Home Building Co., 2.05%, 11/1/22,
LOC: Wells Fargo Bank, N.A.	2,950,000	2,950,000
Hopkinsville Kentucky IBR, 1.95%, 8/1/24, LOC: Comerica Bank	4,250,000	4,250,000
HoPo Realty Investments LLC, 1.95%, 12/1/21, LOC: SouthTrust Bank, AL	3,360,000	3,360,000
Howard Winsconsin IDA Revenue, 2.10%, 7/1/20, LOC: U.S. Bank, N.A.	1,600,000	1,600,000
Illinois State Housing Development Authority, 1.85%, 12/1/21, BPA: Lehman Brothers	3,650,000	3,650,000
Indiana State Development Finance Authority, 2.06%, 9/1/16, LOC: Bank One, N.A.	11,000,000	11,000,000
Iowa Finance Authority IDR, 2.01%, 11/1/17, LOC: Societe Generale	2,930,000	2,930,000
Kenosha Wisconsin IDA Revenue, 2.10%, 12/1/11, LOC: U.S. Bank, N.A.	1,295,000	1,295,000
Kit Carson County Colorado Agriculture Development Revenue, 1.95%, 6/1/27,
LOC: Wells Fargo Bank, N.A.	1,815,000	1,815,000
Maryland Health & Higher Educational Facilities Authority Revenue, 1.90%, 1/1/28,
LOC: Wachovia Bank, N.A.	1,940,000	1,940,000
Meyer Cookware Industries, 1.95%, 5/1/27, LOC: BNP Paribas	3,775,000	3,775,000
Milpitas California MFH Revenue, 1.90%, 8/15/33, LOC: FNMA	3,400,000	3,400,000
Milwaukee Wisconsin Redevelopment Authority, 1.95%, 8/1/20, LOC: Marshall & Ilsley Bank	2,000,000	2,000,000
Mississippi Business Financial Corp., 1.90%, 6/1/20, LOC: Bank of America	6,100,000	6,100,000
Montgomery Alabama Cancer Center LLC, 1.85%, 10/1/12, LOC: SouthTrust Bank, AL	2,360,000	2,360,000
Montgomery County Kentucky IBR, 1.85%, 8/1/06, LOC: Fleet National Bank	726,000	726,000
Montgomery County Pennsylvania IDA Revenue, 2.05%, 12/1/16, LOC: Wilmington Trust Co.	2,120,000	2,120,000

	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
New York City Housing Development Corp. MFH Revenue:
1.80%, 4/15/29, LOC: FNMA	$200,000	$200,000
1.80%, 11/15/31, LOC: FNMA	1,800,000	1,800,000
1.81%, 6/1/33, LOC: Bayer Landesbank	8,000,000	8,000,000
New York City Transitional Finance Authority Revenue, 1.85%, 5/1/30,
BPA: Westdeutsche Landesbank	7,200,000	7,200,000
New York State Housing Finance Agency Revenue:
1.86%, 11/1/32, LOC: Bayer Hypo Vereinsbank	2,885,000	2,885,000
1.86%, 11/1/33, LOC: Key Bank	2,020,000	2,020,000
Osprey Properties LP, 1.90%, 6/1/27, LOC: Wells Fargo Bank, N.A.	1,300,000	1,300,000
Overseas Private Investment Corp., 1.75%, 1/15/15, BPA & GA: US Government	1,200,000	1,200,000
Palm Beach County Florida Airport Revenue, 1.85%, 10/1/20, LOC: SunTrust Bank	2,000,000	2,000,000
Post Apartment Homes LP, 1.81%, 7/15/29, CA: FNMA	18,400,000	18,400,000
Post Properties Ltd., 1.91%, 7/1/20, LOC: SouthTrust Bank, AL	2,800,000	2,800,000
Rex Lumber LLC, 1.85%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB	2,400,000	2,400,000
Rocketship Properties III LLC, 2.014%, 6/1/21, LOC: National Bank of South Carolina	3,285,000	3,285,000
Roosevelt Paper Co., 1.91%, 6/1/12, LOC: Wachovia Bank, N.A.	5,100,000	5,100,000
Sault Sainte Marie Michigan Tribe Building Revenue, 2.49%, 6/1/03, LOC: National City Bank	1,010,000	1,010,000
Schenectady County New York IDA Revenue, 1.87%, 11/1/10, LOC: Fleet National Bank	5,220,000	5,220,000
Scott Street Land Co.:
1.90%, 12/1/21, LOC: Fifth Third Bank	1,000,000	1,000,000
1.90%, 1/3/22, LOC: Fifth Third Bank	4,000,000	4,000,000
Sea Island Co., 1.914%, 2/1/21, LOC: Columbus Bank & Trust	2,500,000	2,500,000
Shawnee Kansas Private Activity Revenue, 1.98%, 12/1/12, LOC: JP Morgan Chase Bank	6,315,000	6,315,000
South Central Communications Corp., 1.85%, 6/1/13, LOC: Fifth Third Bank	4,230,000	4,230,000
Southeast Alabama Gas Distribution Revenue, 1.85%, 6/1/25, BPA: AmSouth Bank,
AMBAC Insured	6,675,000	6,675,000
St. Francis Place LP Revenue, 2.00%, 12/1/08, LOC: Credit Suisse First Boston	9,840,000	9,840,000
Texas State GO Bonds, 1.85%, 12/1/09, BPA: JP Morgan Chase Bank	3,600,000	3,600,000
The Jobs Co. LLC, 2.07%, 5/1/22, LOC: First Commercial Bank	3,000,000	3,000,000
Tioga County New York IDA Revenue, 1.92%, 9/1/12, LOC: Fleet National Bank	3,500,000	3,500,000
Tucson Arizona Airport Authority Revenue, 1.95%, 11/1/18, LOC: Bank of America	3,180,000	3,180,000
W.L. Petrey Wholesale, Inc. IDB, 1.85%, 3/1/11, LOC: Colonial Bank, C/LOC: SunTrust Bank	435,000	435,000
Washington State Economic Development Finance Authority, 1.85%, 12/1/21,
LOC: Bank of New York	5,000,000	5,000,000
Washington State Housing Finance Commission:
MFH Revenue, 2.90%, 1/1/30, LOC: Wells Fargo Bank, N.A.	1,678,000	1,678,000
Non-Profit Housing Revenue, 1.90%, 7/15/34, LOC: FNMA	1,980,000	1,980,000
Wenatchee Valley Clinic, 2.00%, 11/23/24, LOC: U.S. Bank, N.A.	5,505,000	5,505,000
Yuengling Beer, Inc., 2.00%, 11/1/19, LOC: PNC Bank, N.A.	4,700,000	4,700,000

Total Taxable Variable Rate Demand Notes (Cost $271,359,000)		271,359,000

COMMERCIAL PAPER - 3.9%
Abbott Laboratories, 1.67%, 10/1/02	5,000,000	5,000,000
Executive Jet Inc., 1.70%, 10/2/02	5,000,000	4,999,764
Northwestern University, 1.67%, 12/10/02	3,500,000	3,488,635

Total Commercial Paper (Cost $13,488,399)		13,488,399

	Principal
Certificates of Deposit - 0.9%	Amount	Value
Norddeutsche Landesbank, 2.17%, 11/18/02	$3,000,000	$2,999,961

Total Certificates of Deposit (Cost $2,999,961)		2,999,961

Municipal Obligations - 3.4%
Maine Taxable Bond Anticipation Note, 2.50%, 6/26/03	3,000,000	3,008,250
Mississippi State Taxable Revenue, 2.85%, 3/14/03	3,300,000	3,300,593
North Carolina State GO Bond, 3.50%, 3/1/03	2,500,000	2,506,526
Washington State GO Bond, 3.00%, 7/1/03	3,000,000	3,019,000

Total Municipal Obligations (Cost $11,834,369)		11,834,369

U.S. Government Agencies and Instrumentalities - 13.4%
Federal Home Loan Bank:
2.50%, 4/24/03	6,000,000	5,998,719
2.55%, 4/25/03	5,000,000	5,000,000
4.50%, 4/25/03	5,000,000	5,053,221
2.60%, 5/21/03	6,325,000	6,325,000
4.50%, 7/7/03	8,000,000	8,120,336
2.305%, 7/30/03	1,000,000	1,000,000
2.15%, 8/13/03	5,000,000	4,999,134
2.00%, 10/17/03	5,000,000	5,000,000
Federal Home Loan Bank Discount Notes:
2.31%, 10/4/02	5,000,000	4,999,038

Total U.S. Government Agencies and Instrumentalities (Cost $46,495,448)		46,495,448

TOTAL INVESTMENTS (Cost $346,177,177) - 100.1%		346,177,177
Other assets and liabilities, net - (0.1%)		(275,477)
Net Assets - 100%		$345,901,700

Net Assets Consist of:
Paid-in capital applicable to 345,939,225 shares of beneficial interest,
unlimited number of no par shares authorized		$345,941,041
Undistributed net investment income		5,974
Accumulated net realized gain (loss) on investments		(45,315)

Net Assets		$345,901,700

Net Asset Value Per Share		$1.00

Explanation of Guarantees:

BPA: Bond-Purchase Agreement

CA: Collateral Agreement

C/LOC: Confirming Letter of Credit
GA:  Guarantee Agreement

LOC: Letter of Credit

TOA: Tender Option Agreement

See notes to financial statements.

Abbreviations:

AMBAC: American Municipal Bond Assurance Corp.

FGIC: Financial Guaranty Insurance Company

FHLB: Federal Home Loan Bank

FNMA: Federal National Mortgage Association

GO: General Obligation

IBR: Industrial Building Revenue

IDA: Industrial Development Authority

IDR: Industrial Development Revenue

LLC: Limited Liability Corporation

LP: Limited Partnership

MBIA: Municipal Bond Insurance Association

MFH: Multi-Family Housing

NA: National Association

Statement of Operations

Year Ended September 30, 2002

Net Investment Income
Investment Income:
Interest income	$8,367,097

Expenses:
Investment advisory fee	923,737
Transfer agency fees and expenses	10,224
Trustees' fees and expenses	20,551
Administrative fees	184,747
Custodian fees	37,581
Accounting fees	49,668
Registration fees	18,703
Reports to shareholders	12,220
Professional fees	15,778
Insurance	103,442
Miscellaneous	31,078
Total expenses	1,407,729
Reimbursement from Advisor	(465,485)
Fees paid indirectly	(18,507)
Net expenses	923,737
Net Investment Income	7,443,360

Realized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	19,837

Increase (Decrease) in Net Assets
Resulting From Operations	$7,463,197

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$7,443,360	$27,375,828
Net realized gain (loss) on investments	19,837	2,315

Increase (Decrease) in Net Assets
Resulting From Operations	7,463,197	27,378,143

Distributions to shareholders from:
Net investment income	(7,443,565)	(27,376,286)
Total distributions	(7,443,565)	(27,376,286)

Capital share transactions in dollars and shares:
Shares sold	3,143,506,364	6,454,470,619
Reinvestment of distributions	4,683,361	18,365,330
Shares redeemed	(3,219,666,281)	(6,490,546,374)
Total capital share transactions	(71,476,556)	(17,710,425)

Total Increase (Decrease) in Net Assets	(71,456,924)	(17,708,568)

Net Assets
Beginning of year	417,358,624	435,067,192
End of year (including undistributed net investment
income of $5,974 and $6,179, respectively.)	$345,901,700	$417,358,624

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Institutional Prime Fund (the "Fund"), the sole series of Calvert Cash Reserves, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers shares of beneficial interest to the public with no sales charge.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities are valued at amortized cost which is intended to approximate market in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements:  The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage.  Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Audit Guide Implementation:  In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Fund has implemented the provisions of the Guide, as required on October 1, 2001. The implementation did not have a material impact on the Fund's financial statements.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .25% of average daily net assets. Under the terms of the agreement, $142,583 was payable at year end.

The Advisor voluntarily reimbursed the Fund for expenses of $465,485 for the year ended September 30, 2002.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .05% of the average daily net assets of the Fund. Under the terms of the agreement, $14,498 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $4,809 for the year ended September 30, 2002. Under the terms of the agreement, $302 was payable at year end.  National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Effective September 2002, each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

The cost of investments owned at September 30, 2002 for federal income tax purposes was $346,177,177.

The tax character of dividends and distributions paid during the years ended September 30, 2002, and September 30, 2001 were as follows:

Distributions paid from:	2002	2001
Ordinary income	$7,443,565	$27,376,286
Long-term capital gain	--	--
Total	$7,443,565	$27,376,286

As of September 30, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$5,974
Capital loss carryforward	(45,315)
Unrealized appreciation (depreciation)	--
($39,341)

Net realized capital loss carryforward for federal income tax purposes of  $45,315 at September 30, 2002 may be utilized to offset future capital gains until expiration in September 2009.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2002, purchase and sales transactions were $1,479,012,500 and $1,538,342,500, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had $50,954 of outstanding borrowings at an interest rate of 2.50% at September 30, 2002. For the year ended September 30, 2002, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$319,386	2.43%	$23,372,477	August 2002

Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of  KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended September 30, 2001 and 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Financial Highlights

	Years Ended
	September 30,	September 30,
	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.020	.052
Distributions from
Net investment income	(.020)	(.052)
Net asset value, ending	$1.00	$1.00

Total return	2.03%	5.29%*
Ratios to average net assets:
Net investment income	2.01%	5.08%
Total expenses	.38%	.35%
Expenses before offsets	.26%	.26%
Net expenses	.25%	.25%
Net assets, ending (in thousands)	$345,902	$417,359

		Years Ended
	September 30,	September 30,	September 30,
	2000	1999	1998
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.060	.051	.056
Distributions from
Net investment income	(.060)	(.051)	(.056)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	6.22%	5.18%	5.74%
Ratios to average net assets:
Net investment income	6.01%	5.05%	5.59%
Total expenses	.35%	.36%	.35%
Expenses before offsets	.27%	.22%	.14%
Net expenses	.25%	.21%	.13%
Net assets, ending (in thousands)	$435,067	$594,824	$436,685

* Total return would have been 5.13% without the payment by affiliate. On December 29, 2000, Ameritas Acacia purchased for par $21,000,000 of the 7.06% Pacific Gas and Electric Company Senior Floating Rate Notes maturing October 31, 2001, from the Institutional Prime Fund. The fair market value for the above referenced notes was determined to be 96 on purchase date as determined by the pricing commitee of the Board of Trustees. As a result of this transaction, $840,000 was deemed a "payment by affiliate", to reimburse the effect of the loss, which was received by the Fund on January 2, 2001.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Trustee and Officer Information Table

Name & Date of Birth

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

# of Calvert Portfolios Overseen

Other Directorships

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	Executive Vice President for the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	19	-Chairperson, United Methodist Services for the Aging.

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30

DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12

PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., an investment banking firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12	-Annapolis Life Care, Inc.

JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	-Ariel Funds -Calvert Foundation -Calvert Ventures, LLC

BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	-Calvert Foundation

M. CHARITO KRUVANT DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	-Acacia Federal Savings Bank

ARTHUR J. PUGH DOB: 09/24/37	Trustee	1982	Retired executive.	30	-Acacia Federal Savings Bank

DAVID R. ROCHAT DOB: 10/07/37	Trustee & Senior Vice-President	1976	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	-Government Scientific Source, Inc.

D. WAYNE SILBY, Esq. DOB: 07/20/48	Trustee	1976	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	22	-Ameritas Acacia Mutual Life Insurance Company -Calvert Foundation

SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.

HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.

RENO J. MARTINI DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.

RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.

MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Cash Reserves Institutional Prime Fund

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert Information

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Branch Office

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Registered, Certified

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Calvert Group

c/o NFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

This report is intended to provide fund information to shareholders.

It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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